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                                 EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-848) of Creative Computers, Inc. of our report dated January 21, 1997 appearing on page F-2 of this Form 10-K.




PRICE WATERHOUSE LLP
Costa Mesa, California
March 28, 1997